                                                                    Exhibit 20.1

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:     30-Apr-2002

                             Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------


     Beginning                                                                                        Ending
     Principal           Scheduled            Prepaid           Liquidated        Pre-Funding        Principal
      Balance            Principal           Principal          Principal                             Balance
------------------------------------------------------------------------------------------------------------------------
     167,259,619.09      (131,530.56)        (714,534.10)       (46,835.44)             0.00         166,366,718.99
========================================================================================================================

                               Prefunding Account
------------------------------------------------------------------------------------------
     Beginning                    Distribution to       Distribution to        Ending
      balance         Deposit         Seller          Certificateholders       balance
------------------------------------------------------------------------------------------
           0.00          0.00             0.00                      0.00           0.00
==========================================================================================

                                     Certificate Account
------------------------------------------------------------------------------------------------------------------------

     Beginning                      Deposits                                     Investment        Ending
                             ----------------------
      Balance            Principal         Interest         Distributions         Interest         Balance
------------------------------------------------------------------------------------------------------------------------

       693,185.09        886,253.91       1,380,343.99      (2,358,529.31)        376.37           601,630.05
========================================================================================================================


                                                                               REPORT DATE:          05/07/02
                                                                               POOL REPORT # 6
                                                                               Page 1 of 6




                                                                                    Transfer

Scheduled                                   Scheduled                                 From                Amount
  Gross               Servicing             Pass Thru          Liquidation         Prefunding          Available for
 Interest                Fee                Interest             Proceeds            Account           Distribution
------------------------------------------------------------------------------------------------------------------------
 1,505,204.67          139,383.02           1,365,821.65        46,232.45             0.00              2,397,501.78
========================================================================================================================

                                        P&I Advances at Distribution Date
                -----------------------------------------------------------------------------------

                      Beginning            (Recovered)           Current             Ending

                       Balance             (Advances)            Advances            Balance
                -----------------------------------------------------------------------------------
                        535,626.33          535,626.33           714,100.92          714,100.92
                ===================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                 REPORT DATE:  5/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER         POOL REPORT # 6
REMITTANCE REPORT                                       Page 2 of 6
REPORTING MONTH:              30-Apr-2002

Class B Crossover Test                                                                                Test Met?
-----------------------------------------------------------------------------                    ---------------------
(a) Distribution date on or after June 2006                                                               N


(b) Average 60 day Delinquency rate *                6.5%                                                 Y




(c) Cumulative losses do not exceed the following
percent of the intitial principal balance of all Certificates
                         Distribution Date
                         -----------------
                Jun 2006 - Dec 2007                  8.00%                                                NA
                Jan 2008 - Dec 2008                  9.00%                                                NA
                Jan 2009 - Jun 2011                 11.75%                                                NA
                July 2011 and thereafter            13.75%                                                NA


(d) Current realized loss ratio *                    3.50%                                                Y

(e) Does subordinated cert. percentage equal or
     exceed                                        57.000%
     of stated scheduled pool balance

                Beginning M balances                                               29,261,000.00

                Beginning B balances                                               15,491,000.00

                Overcollateralization                                               8,181,320.23
                                                                             --------------------
                                                                                   52,933,320.23

                Divided by beginning pool
                balance                                                           167,259,619.09
                                                                             --------------------
                                                                                          31.647%         N
                                                                             ====================














Average 60 day delinquency ratio:


                            Over 60s           Pool Balance              %
                       ---------------------------------------------------------
Current Mo                   4,968,975.02         166,366,718.99       2.99%
1st Preceding Mo             3,328,720.27         167,259,619.09       1.99%
2nd Preceding Mo             2,277,200.33         168,104,977.31       1.35%
                                                      Divided by         3
                                                                 ---------------
                                                                       2.11%
                                                                 ===============













Cumulative loss ratio:

                        Cumulative losses                 602.99
                                          -----------------------
Divided by Initial Certificate Principal          172,124,908.34      0.000%
                                                                 ===============





Current realized loss ratio:

                       Liquidation                 Pool

                             Losses              Balance
                       ------------------------------------------
Current Mo                         602.99         167,259,619.09
1st Preceding Mo                     0.00         168,104,977.31
2nd Preceding Mo                     0.00         168,907,777.82
                       ------------------------------------------
                                   602.99         168,090,791.41
                                                                      0.001%
                                                                 ===============

* less than or equal to.

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                 REPORT DATE:    5/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER         POOL REPORT #   6
REMITTANCE REPORT                                       Page 3 of 6
REPORTING MONTH:                    30-Apr-2002



                                                            Delinquency Analysis
------------------------------------------------------------------------------------------------------------------------------------

                                                31 to 59 days          60 to 89 days        90 days and Over       Total Delinq.
                                           ----------------------- ---------------------- -------------------- ---------------------
                   No. of      Principal               Principal              Principal            Principal            Principal
                    Loans      Balance       #         Balance      #         Balance      #       Balance      #       Balance
                --------------------------------------------------------------------------------------------------------------------
Excluding Repos     3,221   166,097,179.10      84   2,883,946.55      41   1,931,274.31    73   2,768,160.82    198   7,583,381.68

          Repos         7       269,539.89       0           0.00       0           0.00     7     269,539.89      7     269,539.89
                --------------------------------------------------------------------------------------------------------------------

          Total     3,228   166,366,718.99      84   2,883,946.55      41   1,931,274.31    80   3,037,700.71    205   7,852,921.57
                ====================================================================================================================

                                                                                                                 6.4%          4.72%
                                                                                                               =====================

                                                           Repossession Analysis
                ----------------------------------------------------------------------------------------------
                        Active Repos               Reversal            Current Month
                        Outstanding              (Redemption)              Repos            Cumulative Repos
                --------------------------- ---------------------- ---------------------- --------------------
                               Principal               Principal              Principal            Principal
                      #        Balance       #         Balance      #         Balance      #       Balance
                ----------------------------------------------------------------------------------------------
Excluding Repos         7       269,539.89       0           0.00       6     241,620.59     8     316,487.59

          Repos


          Total





OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                    REPORT DATE: 5/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER            POOL REPORT #6
REMITTANCE REPORT
REPORTING MONTH:                       30-Apr-2002         Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                           Liquidated                                                          Net
     Account           Customer            Principal      Sales       Insur.     Total      Repossession   Liquidation  Unrecov.
     Number              Name               Balance      Proceeds     Refunds   Proceeds      Expenses      Proceeds    Advances
------------------------------------------------------------------------------------------------------------------------------------
   ** 2532240 Ronald Jones Jr.               46,835.44       0.00  47,722.00   47,722.00           0.00     47,722.00     1,489.55
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                  **  Charge off                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00
                                                                                    0.00                         0.00

                                                               Net         Current
     Account           Customer            FHA Insurance    Pass Thru     Period Net    Cumulative
     Number              Name                Coverage      Proceeds     Gain/(Loss)    Gain/(Loss)
--------------------------------------------------------------------------------------------------
   ** 2532240 Ronald Jones Jr.                    0.00      46,232.45        (602.99)
                                                                 0.00           0.00
                                                                 0.00           0.00
                  **  Charge off                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00
                                                                 0.00           0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER
REMITTANCE REPORT

REPORTING MONTH:   30-Apr-2002

REPOSSESSION LIQUIDATION REPORT

                                           Liquidated
     Account            Customer           Principal        Sales          Insur.        Total
     Number               Name              Balance        Proceeds        Refunds      Proceeds
-------------------------------------------------------------------------------------------------------
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                                                                                0.00
                                        ---------------------------------------------------------------
                                           46,835.44         0.00           47,722.00      47,722.00
                                        ===============================================================

                                                                            REPORT DATE:   5/7/2002
                                                                            POOL REPORT # 6

                                                                            Page 4 of 6

                     Net                                              Net               Current
Repossession     Liquidation      Unrecov.      FHA Insurance      Pass Thru           Period Net         Cumulative
  Expenses        Proceeds        Advances         Coverage        Proceeds           Gain/(Loss)         Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------------
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
                       0.00                                              0.00                 0.00
----------------------------------------------------------------------------------------------------
      0.00        47,722.00       1,489.55            0.00          46,232.45              (602.99)          (602.99
========================================================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                                                                        REPORT DATE: 5/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER                                                               POOL REPORT #6
REMITTANCE REPORT
REPORTING MONTH:                       30-Apr-2002                                                             Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

            PRINCIPAL
                                       Original        Beginning         Beginning        Current                   Ending Principal
Senior                                Certificate     Certificate   Principal Shortfall  Principal    Current       Shortfall Carry-
Certificates                           Balance          Balance         Carry-Over          Due     Principal Paid        Over
                                    ------------------------------------------------------------------------------------------------
A-1                                  39,400,000.00   33,239,298.86                       892,900.10   892,900.10

A-2                                  34,300,000.00   34,300,000.00                             0.00         0.00

A-3                                  10,500,000.00   10,500,000.00                             0.00         0.00

A-4                                  36,287,000.00   36,287,000.00                             0.00         0.00


                                    ------------------------------------------------------------------------------------------------
Total Certificate Principal Balance 120,487,000.00  114,326,298.86             0.00      892,900.10   892,900.10               0.00
                                    ================================================================================================

            PRINCIPAL                Accelerated
                                      Principal         Ending                           Principal Paid
Senior                               Distribution     Certificate                          Per $1,000
Certificates                            Amount          Balance           Pool Factor     Denomination
                                    --------------------------------------------------------------------
A-1                                     311,500.16   32,034,898.60         81.30685%       30.56853

A-2                                                  34,300,000.00        100.00000%        0.00000

A-3                                                  10,500,000.00        100.00000%        0.00000

A-4                                                  36,287,000.00        100.00000%        0.00000


                                    -------------------------------
Total Certificate Principal Balance     311,500.16  113,121,898.60
                                    ===============================

                                                                           Beginning           Beginning
Subordinate                                     Original Certificate      Certificate     Principal Shortfall   Current Principal
Certificates                                           Balance              Balance           Carry-Over               Due
                                                ----------------------------------------------------------------------------------
M-1                                                    16,352,000.00      16,352,000.00               0.00                 0.00
M-1 Outstanding Writedown                                                          0.00

M-2                                                    12,909,000.00      12,909,000.00               0.00                 0.00
M-2 Outstanding Writedown                                                          0.00

B-1                                                     9,467,000.00       9,467,000.00               0.00                 0.00
B-1 Outstanding Writedown                                                          0.00

B-2                                                     6,024,000.00       6,024,000.00               0.00                 0.00
B-2 Outstanding Writedown                                                          0.00

Excess Asset Principal Balance                          6,885,908.34       8,181,320.23
                                                ----------------------------------------------------------------------------------

Total Excluding Writedown Balances                     51,637,908.34      52,933,320.23               0.00                 0.00
                                                ==================================================================================

All Certificates Excluding Writedown Balances         172,124,908.34     167,259,619.09               0.00           892,900.10
                                                ==================================================================================

                                                                      Ending Principal         Current              Principal
Subordinate                                           Current         Shortfall Carry-        Writedown/          Distribution
Certificates                                       Principal Paid           Over              (Writeup)              Amount
                                                ----------------------------------------------------------------------------------
M-1                                                             0.00               0.00
M-1 Outstanding Writedown                                                                             0.00

M-2                                                             0.00               0.00
M-2 Outstanding Writedown                                                                             0.00

B-1                                                             0.00               0.00
B-1 Outstanding Writedown                                                                             0.00

B-2                                                             0.00               0.00
B-2 Outstanding Writedown                                                                             0.00

Excess Asset Principal Balance                                                                                      (311,500.16)
                                                ----------------------------------------------------------------------------------

Total Excluding Writedown Balances                              0.00               0.00               0.00          (311,500.16)
                                                ==================================================================================

All Certificates Excluding Writedown Balances             892,900.10               0.00               0.00                 0.00
                                                ==================================================================================

                                                       Ending                               Principal Paid
Subordinate                                          Certificate                              Per $1,000
Certificates                                           Balance              Pool Factor      Denomination
                                                ---------------------
M-1                                                    16,352,000.00         100.00000%           0.00000
M-1 Outstanding Writedown                                       0.00

M-2                                                    12,909,000.00         100.00000%           0.00000
M-2 Outstanding Writedown                                       0.00

B-1                                                     9,467,000.00         100.00000%           0.00000
B-1 Outstanding Writedown                                       0.00

B-2                                                     6,024,000.00         100.00000%           0.00000
B-2 Outstanding Writedown                                       0.00

Excess Asset Principal Balance                          8,492,820.39
                                                ---------------------

Total Excluding Writedown Balances                     53,244,820.39
                                                =====================

All Certificates Excluding Writedown Balances         166,366,718.99
                                                =====================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                REPORT DATE:     5/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER        POOL REPORT #           6
REMITTANCE REPORT
REPORTING MONTH                     30-Apr-2002        Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                                   Beginning
Senior                                                             Carryover               Interest             Interest
Certificates                                     Coupon             Balance                Accrued                Paid
                                              -----------------------------------------------------------------------------------
A-1                                                2.16000%                     0.00            59,830.74             59,830.74

A-2                                                   5.05%                     0.00           144,345.83            144,345.83

A-3                                                   5.69%                     0.00            49,787.50             49,787.50

A-4                                                   6.81%                     0.00           205,928.73            205,928.73

A-I0                                                  6.00%                     0.00           281,000.00            281,000.00
                                                            ---------------------------------------------------------------------

Total                                                                           0.00           740,892.80            740,892.80
                                                            =====================================================================

                                                                   Beginning
Subordinate                                                        Carryover               Interest             Interest
Certificates                                     Coupon             Balance                Accrued                Paid
                                              -----------------------------------------------------------------------------------
M-1                                                   7.56%                     0.00           103,017.60            103,017.60
Writedown interest                                                              0.00                 0.00                  0.00
Certificateholders Interest Carryover Amount                                    0.00                 0.00                  0.00

M-2                                                   8.76%                     0.00            83,457.01             83,457.01
Writedown interest                                                              0.00                 0.00                  0.00
Certificateholders Interest Carryover Amount                                    0.00            10,778.69             10,778.69

B-1                                                   7.50%                     0.00            59,168.75             59,168.75
Writedown interest                                                              0.00                 0.00                  0.00

B-2                                                  10.50%                     0.00            38,945.31             38,945.31
Writedown interest                                                              0.00                 0.00                  0.00
Certificateholders Interest Carryover Amount                                    0.00            13,764.69             13,764.69

X                                                                       1,295,411.89           312,103.15                  0.00

R                                                                               0.00                 0.00                  0.00

Service fee                                         1.0000%                     0.00           139,383.02            139,383.02

Current trustee fees                                                                             3,693.65              3,693.65
                                                            ---------------------------------------------------------------------

Total                                                                   1,295,411.89           764,311.87            452,208.72
                                                            =====================================================================

 All Certificates                                                       1,295,411.89         1,505,204.67          1,193,101.52
                                                            =====================================================================








                                                                                                 Interest
                                                    Ending                                       Paid Per
Senior                                            Carryover                                       $1,000           Total Class
Certificates                                       Balance                                     Denomination        Distribution
                                              --------------------                          ----------------------------------------
A-1                                                          0.00                                       1.51855        1,264,231.00

A-2                                                          0.00                                       4.20833          144,345.83

A-3                                                          0.00                                       4.74167           49,787.50

A-4                                                          0.00                                       5.67500          205,928.73

A-I0                                                         0.00                                                        281,000.00
                                              --------------------                                              --------------------

Total                                                        0.00                                                      1,945,293.06
                                              ====================                                              ====================

                                                                                                 Interest
                                                    Ending                                       Paid Per
Subordinate                                       Carryover                                       $1,000           Total Class
Certificates                                       Balance                                     Denomination        Distribution
                                              --------------------                          ----------------------------------------
M-1                                                          0.00                                       6.30000          103,017.60
Writedown interest                                           0.00
Certificateholders Interest Carryover Amount                 0.00

M-2                                                          0.00                                       7.30000           94,235.70
Writedown interest                                           0.00
Certificateholders Interest Carryover Amount                 0.00

B-1                                                          0.00                                       6.25000           59,168.75
Writedown interest                                           0.00

B-2                                                          0.00                                       8.75000           52,710.00
Writedown interest                                           0.00
Certificateholders Interest Carryover Amount                 0.00

X                                                    1,607,515.04                                                              0.00

R                                                            0.00                                                              0.00

Service fee                                                  0.00                                                        139,383.02

Current trustee fees                                         0.00                                                          3,693.65
                                              --------------------                                              --------------------

Total                                                1,607,515.04                                                        452,208.72
                                              ====================                                              ====================

 All Certificates                                    1,607,515.04                                                      2,397,501.78
                                              ====================                                              ====================


                                                                    Cumulative X Interest Carryover                    1,607,515.04
                                                                    Cumulative Accelerated Prin. Disb.                (1,606,912.05)
                                                                                                                --------------------
                                                                    Cumulative Losses                                        602.99
                                                                                                                ====================